SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2006

                                      CWT

                                  (Depositor)

(Issuer in respect of Countrywide Alternative Loan Trust, Mortgage Pass-Through

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2006


                                      CWT


                          By: /s/ Maria Tokarz
                              ------------------------------
                          Name:   Maria Tokarz
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2006


                             Payment Date: 01/25/06


          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        39,771,058.14    5.126316%     1,252,604.24    169,899.16    1,422,503.40       0.00       0.00
                        2A1        56,632,343.22    5.558773%     1,524,613.62    262,338.64    1,786,952.26       0.00       0.00
                        3A1        57,017,393.11    5.462000%     3,396,014.65    259,524.16    3,655,538.81       0.00       0.00
Residual                AR                  0.00    5.126316%             0.00          0.07            0.07       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          12,336,389.34    5.411771%         1,625.41     55,634.76       57,260.16       0.00       0.00
                        B1          2,886,878.87    5.411771%           380.37     13,019.27       13,399.64       0.00       0.00
                        B2          1,836,378.50    5.411771%           241.96      8,281.72        8,523.67       0.00       0.00
                        B3          1,573,753.41    5.411771%           207.35      7,097.33        7,304.68       0.00       0.00
                        B4          1,312,126.89    5.411771%           172.88      5,917.44        6,090.32       0.00       0.00
                        B5            789,557.13    5.411771%           104.03      3,560.75        3,664.78       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        174,155,878.60     -            6,175,964.51    785,273.30    6,961,237.81     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        38,518,453.90              0.00
                                2A1        55,107,729.60              0.00
                                3A1        53,621,378.46              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          12,334,763.93              0.00
                                B1          2,886,498.50              0.00
                                B2          1,836,136.54              0.00
                                B3          1,573,546.05              0.00
                                B4          1,311,954.01              0.00
                                B5            789,453.10              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        167,979,914.09     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/06


          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    39,771,058.14     5.126316% 12667FZ65    20.042951      2.718561    616.334708
                           2A1    56,632,343.22     5.558773% 12667FZ73    16.722022      2.877340    604.423735
                           3A1    57,017,393.11     5.462000% 12667FZ81    38.420367      2.936093    606.638441
Residual                   AR              0.00     5.126316% 12667FZ99     0.000000      0.736792      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      12,336,389.34     5.411771% 12667F2A2     0.131569      4.503380    998.442928
                           B1      2,886,878.87     5.411771% 12667F2B0     0.131569      4.503380    998.442928
                           B2      1,836,378.50     5.411771% 12667F2C8     0.131569      4.503380    998.442928
                           B3      1,573,753.41     5.411771% 12667F2D6     0.131569      4.503380    998.442928
                           B4      1,312,126.89     5.411771% 12667F2E4     0.131569      4.503380    998.442928
                           B5        789,557.13     5.411771% 12667F2F1     0.131569      4.503380    998.442972
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     174,155,878.60       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        43,871,540.49    62,915,440.00    61,192,933.57
Loan count                     86              122              122
Avg loan rate           5.394044%        5.821986%        5.728511%
Prepay amount        1,247,134.47     1,516,716.37     3,389,187.16

                          Total
                          -----
Prin balance       167,979,914.06
Loan count                    330
Avg loan rate                5.68
Prepay amount        6,153,038.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         9,292.68        12,517.50        11,382.68
Sub servicer fees            0.00             0.00             0.00
Trustee fees               338.44           483.31           484.42


Agg advances                  N/A              N/A              N/A
Adv this period         17,947.16        20,709.81        23,293.05

                          Total
                          -----
Master serv fees        33,192.86
Sub servicer fees            0.00
Trustee fees             1,306.17


Agg advances                  N/A
Adv this period         61,950.02

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                1,357,144.44     1,979,898.16     1,919,473.08
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                5,256,515.68
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           88.095333%           100.000000%            153,420,794.47
   -----------------------------------------------------------------------------
   Junior           11.904667%             0.000000%             20,732,352.14
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           7                 4,053,420.10
60 to 89 days                           5                 2,919,191.28
90 or more                              3                 1,980,258.14
Foreclosure                             4                 2,480,870.00

Totals:                                19                11,433,739.52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,961,237.81          6,961,237.81
Principal remittance amount            6,175,964.51          6,175,964.51
Interest remittance amount               785,273.30            785,273.30